UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

PURSUANT  TO  SECTION  13  OR  15(d)  OF     THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported):  January 7, 2000



                      POLICY MANAGEMENT SYSTEMS CORPORATION
             (Exact name of registrant as specified in its charter)



     SOUTH  CAROLINA       1-10557       57-0723125
     (State  or  other     (Commission     (I.R.S.  Employer
     jurisdiction  of     File  Number)     Identification  No.)
     incorporation)




    ONE  PMSC  CENTER  (PO  BOX  10)
     BLYTHEWOOD,  SC  (COLUMBIA,  SC)                  29016  (29202)
   (Address  of  principal  executive  offices)         (Zip  Code)




       Registrant's telephone number, including area code:  (803) 333-4000



                                       N/A
                 -----------------------------------------------
         (Former name or former address, if changed since last report.)

ITEM  5.     OTHER  EVENTS.

     On January 7, 2000, Policy Management Systems Corporation announced it does not expect to report earnings per share in excess of the low teens (cents per share) for the fourth quarter.

ITEM  7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (A)     FINANCIAL  STATEMENTS  OF  BUSINESS  ACQUIRED.  Not  Applicable.

     (B)     PRO  FORMA  FINANCIAL  INFORMATION.  Not  Applicable.

     (C)     EXHIBITS.


     99.1.  Press  release  dated  January  7,  2000.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


          POLICY MANAGEMENT SYSTEMS CORPORATION
                    (Registrant)


Date:     January  7,  2000     Timothy  V.  Williams
                                Executive  Vice  President
                               (Chief  Financial  Officer)

                                  EXHIBIT INDEX


Exhibit
Number
------

99.1          Press  release  dated  January  7,  2000.